Exhibit 25.1

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                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549


                                   FORM T-1
                           STATEMENT OF ELIGIBILITY
                  UNDER THE TRUST INDENTURE ACT OF 1939 OF A
                   CORPORATION DESIGNATED TO ACT AS TRUSTEE

                     CHECK IF AN APPLICATION TO DETERMINE
                     ELIGIBILITY OF A TRUSTEE PURSUANT TO

                        SECTION 305(b)(2)          [ ]



                             THE BANK OF NEW YORK

            (Exact name of Registrant as specified in its charter)


                  New York                                 13-5160382
         (State or jurisdiction if                      (I.R.S. Employer
         not a U.S. national bank)                     Identification No.)
               48 Wall Street
                New York, NY                                  10286
 (Address of  principal executive offices)                 (Zip code)


                           R. H. DONNELLEY INC.
            (Exact name of obligor as specified in its charter)


                  Delaware                                 36-2467635
      (State or other jurisdiction of                   (I.R.S. Employer
       incorporation or organization)                  Identification No.)


                        R. H. DONNELLEY CORPORATION
            (Exact name of obligor as specified in its charter)


                  Delaware                                  13-2740040
      (State or other jurisdiction of                   (I.R.S. Employer
       incorporation or organization)                  Identification No.)
          One Manhattanville Road                             10577
 (Address of  principal executive offices)                 (Zip code)


                 9 1/8% SENIOR SUBORDINATED NOTES DUE 2008
                    (Title of the indenture securities)
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1. General Information.  Furnish the following information as to the Trustee:

   (a) Name and address of each examining or supervising authority to which it is subject.

                     Name                              Address

Superintendent of Banks of the State of    2 Rector Street, New York,
of New York                                N.Y.  10006, and Albany, N.Y. 12203

Federal Reserve Bank of New York           33 Liberty Plaza, New York,
                                           N.Y.  10045

Federal Deposit Insurance Corporation      Washington, D.C.  20429
New York Clearing House Association        New York, New York   10005


(b) Whether it is authorized to exercise corporate trust powers.

    Yes.

2.  Affiliations with Obligor.

    If the obligor is an affiliate of the trustee, describe each such affiliation.

    None.

16. List of Exhibits.

    Exhibits identified in parentheses below, on file with the Commission, are incorporated herein by reference as an exhibit hereto, pursuant to Rule 7a-29 under the Trust Indenture Act of 1939 (the "Act") and 17 C.F.R. 229.10(d).

    1. A copy of the Organization Certificate of The Bank of New York (formerly Irving Trust Company) as now in effect, which contains the authority to commence business and a grant of powers to exercise corporate trust powers. (Exhibit 1 to Amendment No. 1 to Form T-1 filed with Registration Statement No. 33-6215, Exhibits 1a and 1b to Form T-1 filed with Registration Statement No. 33-21672 and Exhibit 1 to Form T-1 filed with Registration Statement No. 33-29637.)

    4. A copy of the existing By-laws of the Trustee. (Exhibit 4 to Form T-1 filed with Registration Statement No. 33-31019.)

    6. The consent of the Trustee required by Section 321(b) of the Act. (Exhibit 6 to Form T-1 filed with Registration Statement No. 33-44051.)

    7. A copy of the latest report of condition of the Trustee published pursuant to law or to the requirements of its supervising or examining authority.


                                   SIGNATURE

               Pursuant to the requirements of the Act, the Trustee, The Bank of New York, a corporation organized and existing under the laws of the State of New York, has duly caused this statement of eligibility to be signed on its behalf by the undersigned, thereunto duly authorized, all in The City of New York, and State of New York, on the 15th day of July, 1998.


THE BANK OF NEW YORK


By: /s/MARY JANE SCHMALZEL
    -----------------------------
    Name:  MARY JANE SCHMALZEL
    Title: VICE PRESIDENT



                                                                     EXHIBIT 7
Consolidated Report of Condition of

                           THE BANK OF NEW YORK

                  of 48 Wall Street, New York, N.Y. 10286
                  And Foreign and Domestic Subsidiaries,
     a member of the Federal Reserve System, at the close of business March 31, 1998, published in accordance with a call made by the Federal Reserve Bank of this District pursuant to the provisions of the Federal
                               Reserve Act.



               Dollar Amounts

               ASSETS in Thousands

                                                                                                   Dollar Amounts
                                                                                                    in Thousands
ASSETS
Cash and balances due from depository institutions:
 Noninterest-bearing balances and currency and coin...........................................          $6,397,993
 Interest-bearing balances....................................................................           1,138,362
Securities:
 Held-to-maturity securities..................................................................           1,062,074
 Available-for-sale securities................................................................           4,167,240
 Federal funds sold and Securities purchased under agreements to resell.......................             391,650
Loans and lease financing receivables:
 Loans and leases, net of unearned income.....................................................          36,538,242
 LESS: Allowance for loan and lease losses....................................................             631,725
 LESS: Allocated transfer risk reserve........................................................                   0
 Loans and leases, net of unearned income, allowance, and reserve.............................          35,906,517
 Assets held in trading accounts..............................................................           2,145,149
 Premises and fixed assets (including capitalized leases).....................................             663,928
 Other real estate owned......................................................................              10,895
 Investments in unconsolidated subsidiaries and associated companies..........................             237,991
 Customers' liability to this bank on acceptances outstanding.................................             992,747
 Intangible assets............................................................................           1,072,517
 Other assets.................................................................................           1,643,173
                                                                                                       -----------
 Total assets.................................................................................         $55,830,236
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LIABILITIES
Deposits:
 In domestic offices..........................................................................         $24,849,054
 Noninterest-bearing..........................................................................          10,011,422
 Interest-bearing.............................................................................          14,837,632
 In foreign offices, Edge and Agreement subsidiaries, and IBFs................................          15,319,002
 Noninterest-bearing..........................................................................             707,820
 Interest-bearing.............................................................................          14,611,182
 Federal funds purchased and Securities sold under agreements to repurchase...................           1,906,066
 Demand notes issued to the U.S. Treasury.....................................................             215,985
 Trading liabilities..........................................................................           1,591,288
Other borrowed money:
 With remaining maturity of one year or less..................................................          $1,991,119
 With remaining maturity of more than one year through three years............................                   0
 With remaining maturity of more than three years.............................................              25,574
 Bank's liability on acceptances executed and outstanding.....................................             998,145
 Subordinated notes and debentures............................................................           1,314,000
 Other liabilities............................................................................           2,421,281
                                                                                                       -----------
 Total liabilities............................................................................         $50,631,514
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EQUITY CAPITAL
Common stock..................................................................................          $1,135,284
Surplus.......................................................................................             731,319
Undivided profits and capital reserves........................................................           3,328,050
Net unrealized holding gains (losses) on available-for-sale securities........................              40,198
Cumulative foreign currency translation adjustments...........................................             (36,129)
Total equity capital..........................................................................           5,198,722
                                                                                                       -----------
Total liabilities and equity capital..........................................................         $55,830,236
                                                                                                       ===========


               I, Robert E. Keilman, Senior Vice President and Comptroller of the above-named bank do hereby declare that this Report of Condition has been prepared in conformance with the instructions issued by the Board of Governors of the Federal Reserve System and is true to the best of my knowledge and belief.

                                           Robert E. Keilman


               We, the undersigned directors, attest to the correctness of this Report of Condition and declare that it has been examined by us and to the best of our knowledge and belief has been prepared in conformance with the instructions issued by the Board of Governors of the Federal Reserve System and is true and correct.


   Thomas A. Renyi
   Alan R. Griffith
   J. Carter Bacot

   Directors